Exhibit 10.2

EXTENSION AGREEMENT

Bank of America, N.A. as Administrative Agent under the Credit Agreement referred to below

Ladies and Gentlemen:

The undersigned hereby agree to extend, effective March 27, 2024, the Termination Date under the Credit Agreement dated as of March 27, 2023 (as further amended from time to time, the “Credit Agreement”) among Consolidated Edison Company of New York, Inc., Consolidated Edison, Inc. Orange and Rockland Utilities, Inc., the Lenders party thereto and Bank of America, N.A., as Administrative Agent, for one year to March 27, 2029, and by their acceptance hereof, the Borrowers hereby confirm that the conditions set forth in Section 2.19(b)(i) and (ii) of the Credit Agreement are satisfied as to such extension. Terms defined in the Credit Agreement are used herein with the same meaning.

By executing this Extension Agreement, the undersigned Lenders (which constitute the Required Lenders under the Credit Agreement) also agree to waive the requirement in Section 2.19(a) of the Credit Agreement requiring (a) the extension contemplated herein to be requested no earlier than on or after the first anniversary of the Effective Date (such request date, the “Extension Request Date”), and (b) not less than 30 days written notice to be provided to the Administrative Agent following the Extension Request Date before the extension contemplated herein can take effect.

This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

Agreed and accepted:

CONSOLIDATED EDISON COMPANY OF
NEW YORK, INC.

By:	/s/ Yukari Saegusa

Name:	Yukari Saegusa
Title:	Vice President and Treasurer

CONSOLIDATED EDISON, INC.

By:	/s/ Yukari Saegusa

Name:	Yukari Saegusa
Title:	Vice President and Treasurer

ORANGE AND ROCKLAND UTILITIES,
INC.

By:	/s/ Yukari Saegusa

Name:	Yukari Saegusa
Title:	Vice President and Treasurer

[Signature Page to Extension Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kelly Weaver
	Name:	Kelly Weaver
	Title:	Vice President

BANK OF AMERICA, N.A., as Lender

By:	/s/ Jacqueline G. Margetis
	Name:	Jacqueline G. Margetis
	Title:	Director

[Signature Page to Extension Agreement]

Barclays Bank PLC, as Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to Extension Agreement]

Citibank, N.A., as Lender

By:	/s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

[Signature Page to Extension Agreement]

JPMorgan Chase Bank, N.A., as Lender

By:	/s/ Khawaja Tariq
Name: Khawaja Tariq
Title: Vice President

[Signature Page to Extension Agreement]

Mizuho Bank, Ltd., as Lender

By:	/s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

[Signature Page to Extension Agreement]

Wells Fargo Bank, National Association, as Lender

By:	/s/ Patrick Engel
	Name:	Patrick Engel
	Title:	Managing Director

[Signature Page to Extension Agreement]

KeyBank National Association, as Lender
By:	/s/ Richard Gerling
	Name:	Richard Gerling
	Title:	Senior Vice President

[Signature Page to Extension Agreement]

Sumitomo Mitsui Banking Corporation, as Lender
By:	/s/ Alkesh Nanavaty
	Name:	Alkesh Nanavaty
	Title:	Executive Director

[Signature Page to Extension Agreement]

The Bank of New York Mellon, as Lender
By:	/s/ John Park
	Name:	John Park
	Title:	Vice President

[Signature Page to Extension Agreement]

The Bank of Nova Scotia, as Lender
By:	/s/ David Dewar
	Name:	David Dewar
	Title:	Director

[Signature Page to Extension Agreement]

Canadian Imperial Bank of Commerce, New York Branch, as Lender
By:	/s/ Amit Vasani
	Name:	Amit Vasani
	Title:	Managing Director

[Signature Page to Extension Agreement]

PNC BANK, NATIONAL ASSOCIATION, as Lender
By:	/s/ Anna Bartholomew
	Name:	Anna Bartholomew
	Title:	Vice President

[Signature Page to Extension Agreement]

TD Bank, N.A., as Lender
By:	/s/ Steve Levi
	Name:	Steve Levi
	Title:	Senior Vice President

[Signature Page to Extension Agreement]

U.S. Bank National Association, as Lender
By:	/s/ John Prigge
	Name:	John Prigge
	Title:	Senior Vice President

[Signature Page to Extension Agreement]

The Northern Trust Company, as Lender
By:	/s/ Andrew D. Holtz
	Name:	Andrew D. Holtz
	Title:	Senior Vice President

[Signature Page to Extension Agreement]